Safe Harbor Statement This presentation contains statements that may be considered forward looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's expectations of future earnings, cash position, sources of funds, coverage ratios, market conditions, customer growth, regulatory action, and the anticipated completion of various facilities under development. These statements speak of the Company's plans, goals, beliefs, or expectations, refer to estimates or use similar terms. Actual results could differ materially, because the realization of those results is subject to many uncertainties, some of which are discussed in more detail in the Company's Annual Report filed on Form 10-K for the fiscal year ended December 31, 2004. All forward looking statements included in this presentation are based upon information presently available, and the Company assumes no obligation to update any forward looking statements Non-GAAP Measures This presentation also includes non-GAAP measures when describing Nevada Power Company's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is provided in the appendix.

Key Investment Highlights Markedly improved regulatory relationship in constructive environment Favorable categorization of Chuck Lenzie ("Lenzie") facility as "critical" Improved credit profile due to: Retirement of high coupon debt Debt / Capitalization improved from 61.4% to 54.8% since 12/31/04 Negotiation of a new revolving credit facility Increased to $500 million from $350 million and extended maturity to November 2010 Improving financial and operating performance NPC's EBITDA has grown at a CAGR of 11.7% since 2001 LTM 9/30/05 EBITDA of $451 million Prudent generation acquisitions and development, strengthening supply position, and decreasing exposure to power purchases and price volatility The Lenzie and Silverhawk acquisitions provide NPC with over 1600 MW of generation and almost double total capacity

Residential 0.4 Gaming/Recreation/Restaurants 0.2 Other C&I 0.34 Wholesale 0.04 Public Authorities 0.02 Balanced Customer Mix and High Growth Markets 2004 Total MWh Sales: 19,886,561 Total Electric Retail MWh Sales (000s) Electric Megawatt Sales Distribution 2004 Electric Revenue: $1,784 million Electric Revenue Distribution Number of Electric Customers (000s) 5.4% CAGR 3.9% CAGR Residential 0.43 Industrial 0.3 Commercial 0.21 Other 0.07

Generation Strategy (Continued) NPC's generation additions will increase energy generation capacity to ~62% of projected 2006 peak MW requirements(1) NPC's projected dispatch is expected to provide ~78% of 2006 MWh requirements(1) (1) Inclusive of long term power purchases with Qualifying Facilities ("QFs") and NPC's Hoover allocation. (2) Mohave (222 MW) is not currently generating and Clark Units 1, 2 and 3 (175 MW) will be decommissioned in 2006.

Third Quarter Highlights Positive 3rd quarter net income, driven by strong revenue growth $99.5 million net income, representing a $13.3 million Y-O-Y increase Revenue and gross margin increases for the quarter driven by customer growth and hotter summer weather $675.2 million revenues, representing a 6.6% Y-O-Y increase $272.4 million gross margin, representing a 6.1% Y-O-Y increase The number of residential, commercial, and industrial customers increased by 5.5%, 6.2%, and 4.6%, respectively Improved cash flow $213.8 million 3rd quarter EBITDA, representing a $10.4 million Y-O-Y increase

Equity Contribution from SRP of $230 million permitted NPC to exercise early redemption provision for high coupon debt $122.5 MM 9.0% G&R Mortgage Notes due 2013; annualized cash interest reduction of $11.0 million $87.5 MM 10.875% G&R Mortgage Notes due 2009; annualized cash interest reduction of $9.5 million As a result of the debt reduction, Debt / LTM EBITDA has decreased from 5.4x to 4.7x and Debt / Capitalization has decreased from 61.4% to 54.8% since December 2004 Improved Credit Profile Debt / LTM EBITDA Debt / Capitalization Redemption of high coupon debt has strengthened the balance sheet and significantly lowered interest costs Note: LTM as of 9/30/2005

FFO and Credit Metrics FFO Interest Coverage FFO / Total debt FFO Credit Profile LTM Operating Income: $229 LTM FFO: $239 Debt: $2,120 Debt / Cap: 54.8% FFO Interest Coverage: 2.6x FFO / Total Debt : 11.3% ($ in millions) Note: As of 9/30/2005. Note: FFO Interest Coverage = (FFO + Adjusted Interest Expense) / Adjusted Interest Expense. See Appendix for FFO reconciliation and Adjusted Interest Expense calculation. ($ in millions)

EBITDA and Credit Metrics EBITDA / Interest expense Total debt / EBITDA EBITDA ($ in millions) Credit Profile Note: As of 9/30/2005. LTM Operating Income: $229 LTM EBITDA: $451 Debt: $2,120 Debt / Cap: 54.8% EBITDA / Interest Expense: 3.4x Total Debt / EBITDA: 4.7x ($ in millions)

Limited Refinancing Risk ($ in millions) (1) $500 million revolving credit facility. Strong, balanced debt profile with manageable short-term maturities

Appendix

Current Rates per kWh for Residential Customers ($ in dollars)

($ in thousands) Reconciliation of Non-GAAP Financial Measures - FFO (1) Includes current maturities of long-term debt.

Reconciliation of Non-GAAP Financial Measures - EBITDA ($ in millions)